UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2019

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Wall Street, New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 25, 2019, Siebert Financial Corp. (the “Company”) (NASDAQ: SIEB), filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on January 18, 2019, Muriel Siebert and Co., Inc., a Delaware corporation (“MSCO”), a wholly-owned subsidiary of the Company, acquired approximately 15% of the equity of StockCross Financial Services, Inc. (“StockCross”).

This Amendment No. 1 to the Original Form 8-K is being filed solely to include the financial statements and financial information required under Item 9.01, which statements and information were excluded from the Original Form 8-K in reliance on paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K. Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is changed.

Forward-Looking Statements.

This Current Report on Form 8-K/A contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited financial statements and the accompanying notes of StockCross for the years ended December 31, 2018 and 2017, attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma financial statements and the accompanying notes for the fiscal year ended December 31, 2018 attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Stock Repurchase Agreement, dated as of January 18, 2019, by and among tZERO Group, Inc., StockCross Financial Services, Inc., and Muriel Siebert & Co., Inc. (filed as Exhibit 99.1 to the Current Report on Form 8-K filed on January 25, 2019 and incorporated by reference herein)

99.2	Audited financial statements and the accompanying notes of StockCross for the years ended December 31, 2018 and 2017.

99.3	Unaudited pro forma financial statements and the accompanying notes for the fiscal year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2019

	By:	/s/ Andrew H. Reich
Andrew H. Reich
EVP, Chief Operating Officer, Chief Financial Officer and Secretary